Exhibit 32.1
CERTIFICATION OF PERIODIC REPORT
I, Keith D. Nosbusch, Chairman, President and Chief Executive Officer of Rockwell Automation, Inc. (the “Company”), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:
(1)    the Quarterly Report on Form 10-Q of the Company for the quarter ended December 31, 2015 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
(2)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: February 3, 2016

/S/ KEITH D. NOSBUSCH
Keith D. Nosbusch Chairman, President and Chief Executive Officer